Exhibit 99.1

For Immediate Release

For more information:

Jefferson Harralson

Chief Financial Officer

(864) 240-6208

Jefferson_Harralson@ucbi.com

UNITED COMMUNITY BANKS, INC. ANNOUNCES AGREEMENT
TO SELL EQUIPMENT FINANCE BUSINESS, CONSISTING OF NAVITAS CREDIT CORP.
AND NLFC REINSURANCE CORP., TO FUNDS MANAGED BY WAFRA INC.

GREENVILLE, SC – June 12, 2026 – United Community Banks, Inc. (NYSE: UCB) (“United”) today announced the execution of a definitive agreement to sell its equipment finance business, consisting of Navitas Credit Corp. and NLFC Reinsurance Corp. (collectively, “Navitas”), to funds managed by Wafra Inc., acting through Navitas TopCo LLC (“Wafra”) for $1.9 billion in cash1 (the “Transaction”).

The sale of Navitas reinforces United’s focus on its core Southeastern relationship banking business while enhancing United’s liquidity and capital strength.

Key Highlights2:

•	Attractive monetization of equipment finance business, with an estimated cash purchase price of $1.9 billion, reflecting a 7% premium to the par value of Navitas’ loan portfolio.

1 Preliminary purchase price based on March 31, 2026 financials. Final purchase price subject to closing adjustments.

2 All financial figures are as of the quarter ended March 31, 2026. Financial impact of the Transaction is subject to adjustments based on balance sheet figures as of closing and purchase price closing adjustments.

•	United expects the Transaction to result in a one-time pre-tax earnings benefit of $109 million, which is expected to result in 3% accretion to tangible book value per share. The Transaction is also expected to generate 145 basis points of CET1 capital.

•	The sale of Navitas will meaningfully reduce the risk profile of United’s loan portfolio. The equipment finance business represents 10% of United’s total loan portfolio, while accounting for approximately 50% of United’s net charge-offs for the last twelve months ended March 31, 2026.

•	Net cash proceeds of $1.9 billion will result in a unique liquidity position for United, with a pro forma loan to deposit ratio of 74%. In the short term, excess liquidity is expected to be reinvested in lower-risk securities with an aggregate weighted average yield between 4.0-4.5% and target duration of less than two years.

•	The Transaction will enhance United’s ability to continue allocating resources to its core banking franchise, allowing for significant financial upside through the redeployment of liquidity and capital over time.

United intends to evaluate a range of capital deployment alternatives after closing, which may include a combination of continued organic growth of its core community banking business, balance sheet optimization, share repurchases, and opportunistic M&A consistent with the established strategy of small, in-market transactions. United expects the impact on earnings per share to be offset as excess capital is deployed over time, while concurrently lowering the risk profile of the franchise.

“Over the past eight years, Navitas has been a valuable contributor to United, delivering strong growth and returns for our business,” said Lynn Harton, Chairman and Chief Executive Officer. “In fact, for the past several quarters, we have had to restrain Navitas’ growth to remain within our self-imposed portfolio limits. We have also expanded our core franchise since we acquired Navitas, which has resulted in better in-market relationship-based growth opportunities within the community bank franchise. The sale will allow us to focus our resources on our core Southeastern markets and will allow the opportunity for Navitas to continue their growth trajectory with a well-established and experienced owner within the equipment finance sector.”

Navitas’ executive leadership team and all employees are expected to remain with the business following the sale to funds managed by Wafra.

The Transaction is expected to be completed in the third quarter of 2026 and is subject to customary closing conditions.

BofA Securities acted as exclusive financial advisor to United, and Squire Patton Boggs (US) LLP served as United’s legal advisor. Sidley Austin LLP, Chapman and Cutler LLP, and Clifford Chance LLP served as Wafra’s legal advisors.

United will host a conference call at 9am EST today, June 12, 2026, to discuss the Transaction. Participants may pre-register for the conference call by navigating to https://dpregister.com/sreg/10209741/1042f6714e9. Those without internet access or unable to pre-register may dial in by calling 1-844-676-1337. The conference call also will be webcast and can be accessed by selecting “Events and Presentations” under “News and Events” within the Investor Relations section of the company's website, ucbi.com.

About United Community Banks, Inc.

United Community Banks, Inc. (NYSE: UCB) is the financial holding company for United Community, a top 100 U.S. financial institution committed to building stronger communities and improving the financial health and well-being of its customers. United Community offers a full range of banking, mortgage, and wealth management services. As of March 31, 2026, United Community Banks, Inc. had $28.2 billion in assets and operated 200 offices across Alabama, Florida, Georgia, North Carolina, South Carolina, and Tennessee. The company also manages a nationally recognized SBA lending franchise and a national equipment finance subsidiary, extending its reach to businesses across the country. United Community is the most awarded bank in the Southeast for Retail Banking Customer Satisfaction by J.D. Power, earning more awards than any other bank in the region, including recognition in 12 of the last 17 years. The company has also been named one of the “Best Banks to Work For” by American Banker for nine consecutive years. In commercial banking, United Community earned multiple 2026 Greenwich Best Bank awards for Small Business Banking. Forbes has consistently named United Community among the World’s Best and America’s Best Banks. Learn more at ucbi.com.

About Navitas

Navitas is an equipment finance business wholly-owned by United Community Banks, Inc. Navitas specializes in financing essential-use, small-dollar equipment purchases for small and mid-sized businesses. As of March 31, 2026, Navitas had $1.8 billion in owned receivables and operated with 207 employees across six locations. Navitas was founded in 2008 and is headquartered in Ponte Vedra, Florida.

About Wafra Inc.

Wafra is a global alternative investment manager with approximately $30 billion of assets under management across a range of alternative assets, including strategic partnerships, real assets and infrastructure, and real estate. By providing flexible and accretive capital solutions and focusing on long-term partnerships, Wafra aligns and partners with high quality asset owners, companies, and management teams. Headquartered in New York, Wafra has additional offices in London and Bermuda.

Caution About Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither statements of historical or current fact nor are they assurances of future performance and generally can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “could,” “should,” “projects,” “plans,” “goal,” “targets,” “potential,” “estimates,” “pro forma,” “seeks,” “intends,” “anticipates,” “assumes,” “illustrates,” “likely,” “predict,” “continue” or similar expressions. Examples of forward-looking statements include, but are not limited to, statements United makes about (i) the completion and anticipated benefits of the Transaction, (ii) financial projections and the pro forma financial impact of the Transaction, including impacts on earnings or loss per share, tangible book value per share, and common equity tier 1 capital, (iii) United’s plans, objectives and strategies, and (iv) the assumptions that underlie United’s forward-looking statements. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. Because forward-looking statements relate to the future, they are subject to known and unknown risks, uncertainties, assumptions, and changes in circumstances, many of which are beyond United’s control, and that are difficult to predict as to timing, extent, likelihood and degree of occurrence, and that could cause actual results to differ materially from the results implied or anticipated by the statements.

Factors that could cause or contribute to such differences include, but are not limited to, the following:

•	the risk that the Transaction may not be completed on the currently anticipated terms or at all, including due to the failure to satisfy closing conditions or obtain required regulatory approvals;

•	the risk that any financial benefits from the Transaction may not be realized or may take longer than anticipated to be realized;

•	the occurrence of any event, change, or other circumstances that could give rise to the termination of the Purchase Agreement;

•	the effect of potential adverse reactions or changes to business relationships, including with customers, counterparties, and employees, resulting from the announcement or completion of the Transaction;

•	the possibility that the costs, fees, expenses and charges related to the Transaction may be unexpected or greater than anticipated;

•	diversion of management’s attention from ongoing business operations;

•	the risk of potential litigation or regulatory action related to the Transaction;

•	negative economic and political conditions that adversely affect the general economy, the banking sector, housing prices, the real estate market, the job market, consumer confidence, the financial condition of our borrowers and consumer spending habits, which may affect, among other things, the levels of nonperforming assets, charge-offs and provision expense;

•	changes in loan underwriting, credit review or loss policies associated with economic conditions, examination conclusions or regulatory developments;

•	the potential effects of pandemics or public health conditions on the economic and business environments in which we operate, including the impact of actions taken by governmental authorities to address these conditions;

•	strategic, market, operational, liquidity and interest rate risks associated with our business;

•	potential fluctuations or unanticipated changes in the interest rate environment, including interest rate changes made by the Board of Governors of the Federal Reserve System, replacement or reform of other interest rate benchmarks, as well as cash flow reassessments may reduce net interest margin and/or the volumes and values of loans made or held as well as the value of other financial assets;

•	any unanticipated or greater than anticipated adverse conditions in the national or local economies in which we operate;

•	our loan concentration in industries or sectors that may experience unanticipated or greater than anticipated adverse conditions than other industries or sectors in the national or local economies in which we operate;

•	the risks of expansion into new geographic or product markets;

•	risks with respect to our ability to identify and complete future mergers or acquisitions as well as our ability to successfully expand and integrate those businesses and operations that we acquire;

•	our ability to attract and retain key employees;

•	competition from financial institutions and other financial service providers including non-bank financial technology providers and our ability to attract customers from other financial institutions;

•	losses due to fraudulent and negligent conduct of our customers, third-party service providers or employees;

•	cybersecurity risks and the vulnerability of our network and online banking portals, and the systems or parties with whom we contract, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches that could adversely affect our business and financial performance or reputation;

•	our reliance on third parties to provide key components of our business infrastructure and services required to operate our business;

•	the risk that we may be required to make substantial expenditures to keep pace with regulatory initiatives and the rapid technological changes in the financial services market, including those accelerated by the use of artificial intelligence and machine learning;

•	the availability of and access to capital, particularly if there were to be increased capital requirements or enhanced regulatory supervision;

•	legislative, regulatory or accounting changes that may adversely affect us;

•	volatility in the allowance for credit losses resulting from the current expected credit losses methodology, either alone or as that may be affected by conditions affecting our business;

•	adverse results (including judgments, costs, fines, reputational harm, inability to obtain necessary approvals and/or other negative effects) from current or future legislation, litigation, regulatory proceedings, examinations, investigations, or similar matters, or developments related thereto;

•	government shutdowns, the effect of which could delay legislative activities or regulatory approval processes that could be harmful to our customers, business activities and strategic initiatives;

•	any matter that would cause us to conclude that there was impairment of any asset, including intangible assets, such as goodwill;

•	limitations on our ability to declare and pay dividends and other distributions from United Community Bank to United, which could affect United’s liquidity, including its ability to pay dividends to shareholders or take other capital actions;

•	the potential effects of events beyond our control that may have a destabilizing effect on financial markets and the economy, such as inflation or recession, terrorist activities, wars and other foreign conflicts, climate change and weather related events, disruptions in our customers’ supply chains, disruptions in transportation, essential utility outages or trade disputes and tariffs including threats thereof, either imposed by the U.S. or other trading partners in retaliation to U.S. tariffs; and

•	other risks and uncertainties disclosed in documents filed or furnished by us with or to the U.S. Securities and Exchange Commission (“SEC”), any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

Further information regarding additional factors that could affect the forward-looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10-K for the year ended December 31, 2025 and other documents subsequently filed by United with the SEC, which are available on the SEC website at www.sec.gov.

Many of these factors are beyond United’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place any undue reliance on any such forward-looking statements. We do not intend to and, except as required by law, hereby disclaim any obligation to update or revise any forward-looking statement contained in this press release, which speaks only as of the date of its filing with the SEC, whether as a result of new information, future events, or otherwise.

United qualifies all forward-looking statements by these cautionary statements.